                                                                   EXHIBIT 10.48

FOREIGN COMPANY - LIFE AND P&C

                                      INDEX

AGREEMENT MADE THE 16th DAY OF DECEMBER, 2002 AMONG ALLIED WORLD ASSURANCE COMPANY LIMITED, AMERICAN HOME ASSURANCE COMPANY, ROYAL TRUST CORPORATION OF CANADA AND THE SUPERINTENDENT OF FINANCIAL INSTITUTIONS CANADA.

   PARAGRAPH                                                            PAGE
    NUMBER                           HEADING                           NUMBER
     1.         APPOINTMENT OF TRUSTEE..............................     1

     2.         AUTHORIZED ASSETS...................................     2

     3.         ASSETS VESTED IN TRUST..............................     2

     4.         VALUE OF ASSETS DETERMINED BY THE SUPERINTENDENT....     2

     5.         VESTING, VARYING, EXCHANGING OR WITHDRAWING ASSETS..     3

     6.         SECURITIES LENDING..................................     3

     7.         ASSETS IN TRUSTEE'S NAME............................     3

     8.         POWERS AND AUTHORITY OF TRUSTEE.....................     3

     9.         ACCOUNTABILITY OF TRUSTEE...........................     4

     10.        DIRECTION OF REINSURER AND COMPANY..................     4

     11.        CANADIAN DEPOSITORY FOR SECURITIES LIMITED..........     5

     12.        PAYMENTS ON ACCOUNT OF AN INTEREST IN REAL ESTATE...     5

     13.        EXERCISE OF RIGHTS ATTACHED TO AN ASSET.............     5

     14.        STATEMENT OF ASSETS.................................     6

     15.        ACCESS..............................................     6

     16.        DIRECTION TO VEST ASSETS IN THE COMPANY.............     6

     17.        DIRECTION TO VEST ASSETS IN THE SUPERINTENDENT......     7

   PARAGRAPH                                                            PAGE
    NUMBER                           HEADING                           NUMBER
     18.        COMPENSATION OF TRUSTEE.............................     7

     19.        INTEREST ON MONIES HELD IN TRUST....................     8

     20.        AMENDMENTS..........................................     8

     21.        TERMINATION.........................................     8

     22.        APPOINTMENT OF NEW TRUSTEE..........................     8

     23.        WAIVER..............................................     9

     24.        FURTHER ASSURANCES..................................     9

     25.        NOTICES.............................................     9

     26.        EXECUTION IN COUNTERPART............................    10

     27.        PARTIAL INVALIDITY..................................    10

     28.        EFFECTIVE DATE......................................    10

     29.        PROPER LAW..........................................    11

     30.        CONFLICTS OR INCONSISTENCIES........................    11

     31.        MISCELLANEOUS.......................................    12

                                    SCHEDULE

               SCHEDULE "A" - VESTING OF ASSETS ....................    13

               SCHEDULE "B" - DECLARATION (MONTHLY) ................    14

                                    AGREEMENT

THIS AGREEMENT made in quadruplicate on the 16th day of December, 2002.


      AMONG: ALLIED WORLD ASSURANCE COMPANY LIMITED, a corporation duly organized and existing under the laws of Bermuda (hereinafter called the "Reinsurer")

      AND: AMERICAN HOME ASSURANCE COMPANY, a corporation duly organized and existing under the laws of New York (hereinafter called the "Company")

      AND: ROYAL TRUST CORPORATION OF CANADA, a trust company incorporated under the laws of Canada and licensed to do business in the Province of Ontario (hereinafter called the "Trustee")

      AND: The Superintendent of Financial Institutions Canada (hereinafter called the "Superintendent")

      WHEREAS the Company is authorized under the Insurance Companies Act (hereinafter called the "Act") to insure in Canada risks;

      AND WHEREAS the Company has caused itself to be reinsured by the Reinsurer against certain risks insured by it under one or more reinsurance agreements (hereinafter called the "Reinsurance Agreements");

      AND WHEREAS  the Reinsurer is not authorized under the Act to insure risks;

      AND WHEREAS  the Act and the Regulations made pursuant to the Act provide that, where the Reinsurer is not authorized under the Act to insure risks and is incorporated elsewhere than in Canada, a reduction in the aggregate of the amount of assets in Canada to be maintained by the Company may be made only to the extent that security is maintained in Canada, in respect of the potential liabilities of the Reinsurer under the Reinsurance Agreements, in an amount, of a nature and under arrangements determined by the Superintendent to be satisfactory.

      NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in the Agreement, the parties hereto agree with one another as follows:

                             APPOINTMENT OF TRUSTEE

1. The Reinsurer appoints as trustee the Trustee to hold in trust for the Company, solely to secure the payment to the Company by the Reinsurer of the Reinsures share of any loss or liability or both sustained by the Company for which the Reinsurer is liable under the Reinsurance Agreements, such assets as the Reinsurer may vest in trust with the Trustee in accordance with the terms of this Agreement.

                                AUTHORIZED ASSETS

2. Assets that may be vested in trust with the Trustee shall be cash or assets in which the Company may invest its funds or any portion thereof pursuant to the Company's investment and lending policies, standards and procedures established pursuant to the Act in force from time to time while this Agreement is in force.

                             ASSETS VESTED IN TRUST

3. (a) The Reinsurer shall vest and maintain with the Trustee assets valued in accordance with subparagraph (b) at all times at least equal to 115% of the actuarial and other policy liabilities of the Company in respect of the policies that are the subject of the Reinsurance Agreements with such liabilities being determined in accordance with generally accepted actuarial practice with such changes as may be determined by the Superintendent and any additional directions that may be made by the Superintendent.

      (b)   The assets vested in trust shall be valued at market value.

      (c) Assets vested in trust under this Agreement in respect of the class of life insurance shall be held by the Trustee in an account identified in its records as separate and distinct from the assets vested in trust under this Agreement in respect of other classes.

      (d) Assets vested in trust under this Agreement shall be held by the Trustee in an account identified in its records as separate and distinct from other accounts of the Trustee.

      (e) Assets vested in trust under this Agreement shall be free of all liens, charges and encumbrances of any nature except for the charge customarily required to be given by the relevant participant in the Canadian Depository for Securities Limited under the rules governing participation in the Canadian Depository for Securities Limited on an asset deposited, and recorded in book-based form, with the Canadian Depository for Securities Limited.

                     VALUE OF ASSETS DETERMINED BY THE SUPERINTENDENT

4. The Superintendent may determine from time to time the value of the assets vested in trust or the liabilities for which the Reinsurer is liable under the Reinsurance Agreements. Any determination made by the Superintendent under this paragraph shall be binding on the Reinsurer and the Company.

      This paragraph shall only be effective with respect to the obligations of the Reinsurer and the Company under this Agreement and shall not affect the contractual relationship between the parties under the Reinsurance Agreements.

               VESTING, VARYING, EXCHANGING OR WITHDRAWING ASSETS

5. (a) Subject to paragraph 3 and subparagraph (b), prior to vesting an asset in trust or withdrawing an asset vested in trust, the Reinsurer shall obtain the written approval of the Superintendent and, upon receipt of the written approval of the Superintendent, the Trustee shall follow the written direction of the Reinsurer.

      (b) Unless the Superintendent has otherwise directed by written notice to both the Reinsurer and the Trustee, the Reinsurer may, without the prior written approval of the Superintendent:

            (i)   vest in trust an asset listed in Schedule "A"; and

            (ii) withdraw an asset listed in Schedule "A" vested in trust on condition that the asset withdrawn is replaced, either prior to or simultaneously, with an asset or assets listed in Schedule "A" the value of which on the date of the withdrawal, as determined under subparagraph 3(b), is and is certified by the Reinsurer to the Trustee to be, at least equal to the value, as determined under subparagraph 3(b), of the asset withdrawn.

                               SECURITIES LENDING

6. The assets vested pursuant to this Agreement may not be used as part of a securities lending program.

                            ASSETS IN TRUSTEE'S NAME

7. Subject to paragraph 11, the Trustee shall register in its name or, subject to the prior written approval of the Superintendent, in the name of its nominee, any asset vested in trust that can be issued in registered form.

      Notwithstanding the foregoing but subject to the prior written approval of the Superintendent, the Reinsurer may vest with the Trustee, and the Trustee shall not be required to register in its name, mortgages on real estate acquired by or on behalf of the Reinsurer under an agreement whereby the mortgages are to be administered by a third party.

                         POWERS AND AUTHORITY OF TRUSTEE

8. (a) Subject to paragraph 5, the Trustee, on the written direction of any of the persons authorized by the Reinsurer for that purpose for the time being and from time to time, shall have, in respect of the assets vested in trust, the powers and authority authorized in that written direction.

      (b) Subject to the prior written approval of the Reinsurer, which approval must not be unreasonably withheld, the Trustee may employ, at the expense of the Reinsurer, agents, counsel (who may be counsel to the Reinsurer) and other professional advisors.

      (c)   The Trustee may, from time to time,

            (i) deal with securities of the same class and nature as may constitute the assets held in trust in its own behalf or on behalf of accounts it manages;

            (ii) subject to Part XI of the Trust and Loan Companies Act, be affiliated with any party to whom or from whom such securities may be sold or purchased; and

            (iii) use in other capacities knowledge gained in its capacity hereunder without being liable to account therefor in law or in equity except where the use would be detrimental, prejudicial, or adverse to the best interests of the Company or the Reinsurer.

                            ACCOUNTABILITY OF TRUSTEE

9. (a) Subject to subparagraph (b), the Trustee will exercise its powers and carry out its obligations under this Agreement as Trustee honestly, in good faith and in the best interests of the Company and in connection therewith will exercise that degree of care, diligence and skill that a reasonable and prudent person would exercise in comparable circumstances.

      (b) Where the Superintendent determines that an asset vested in trust is withdrawn other than in accordance with paragraph 5, the Superintendent shall so notify the Trustee. Within thirty (30) days of the day on which the Trustee is notified by the Superintendent, the Trustee shall replace that asset with an asset or assets of the kind listed in Schedule "A" such that the value of the assets vested in trust on the replacement date, as determined under subparagraph 3(b), is equal to the lesser of:

            (i) the total value of the assets required under the Agreement to be vested in trust on the replacement date, as determined under subparagraph 3(b); and

            (ii) the total value of the assets, as determined under subparagraph 3(b), vested in trust on the day when the asset vested in trust was withdrawn other than in accordance with paragraph 5, determined before giving effect to the withdrawal.

            In each instance where the Trustee replaces an asset in accordance with this paragraph, the Reinsurer shall immediately reimburse the Trustee for all losses, damages, expenses, and costs incurred by the Trustee in respect of the replacement.

                       DIRECTION OF REINSURER AND COMPANY

10. (a) The Reinsurer shall identify to the Trustee, in writing, those Reinsurer representatives authorized to direct the Trustee in respect of a matter under this Agreement. The Trustee shall act only upon the written directions of those Reinsurer representatives and shall have no duty to verify the appropriateness of any directions which shall be binding on the Reinsurer.

      (b) The Company shall identify to the Trustee, in writing, those Company representatives authorized to direct the Trustee in respect of a matter under this Agreement. The Trustee shall act only upon the written directions of those Company representatives and shall have no duty to verify the appropriateness of any directions which shall be binding on the Company.

                   CANADIAN DEPOSITORY FOR SECURITIES LIMITED

11. Subject to the written approval of the Superintendent, the Trustee may deposit any of the assets vested in trust with the Canadian Depository for Securities Limited and shall have the same responsibility for assets vested in trust whether in the possession of the Trustee or deposited with the Canadian Depository for Securities Limited.

                    PAYMENTS ON ACCOUNT OF AN INTEREST IN REAL ESTATE

12. Unless the Reinsurer and the Trustee are otherwise directed in writing by the Superintendent, the Reinsurer may collect payments on account of any interest in real estate by way of lease, mortgage or otherwise vested in trust with the Trustee, provided that the Reinsurer shall:

      (a) forthwith pay to the Trustee any monies collected on account of the principal of any mortgage; and

      (b) on or before the tenth day of each month, notify in writing the Trustee, the Company and the Superintendent of the balance of principal on any mortgage on account of which the Reinsurer collected a payment and account for all monies collected hereunder, which information shall be contained in a statutory declaration of an officer of the Reinsurer.

                     EXERCISE OF RIGHTS ATTACHED TO AN ASSET

13.   Unless the Trustee is otherwise directed in writing by the Superintendent:

      (a) the Trustee shall hand over to the Reinsurer all income upon the vested assets collected by the Trustee as the same is collected; and

      (b) the Reinsurer shall be entitled at all times to exercise, through such officer or other person designated by it, the right of attending, acting and voting at meetings of corporations or security holders or otherwise in respect of vested assets and the Trustee shall, at the request of the Reinsurer, execute and deliver such instruments of proxy or attorney as may be reasonably required to enable the Reinsurer through such officer or person to exercise such rights.

                               STATEMENT OF ASSETS

14. Unless the Superintendent otherwise directs the Trustee in writing, the Trustee shall on or before the fifteenth day of each month, or, if the fifteenth day is not a business day of the Trustee, on or before the first business day of the Trustee following the fifteenth day, and at such other times as requested by notice in writing to the Trustee from the Superintendent, file:

      (a) with the Superintendent, and if the Reinsurer so elects, with the Reinsurer, a declaration in the form of Schedule "B", or in such other form as may be prescribed by the Superintendent from time to time, together with a diskette, containing that information as may be prescribed by the Superintendent from time to time of all assets held by the Trustee under this Agreement as at the close of business on the Trustee's last business day in the immediately preceding month; and

      (b) where the Reinsurer does not elect under subparagraph (a), with the Reinsurer a statement containing that information as may be prescribed by the Reinsurer from time to time of all assets held by the Trustee under this Agreement.

      The Trustee shall submit separate declarations in respect of the class of life insurance and in respect of classes of insurance other than life insurance.

                                     ACCESS

15. The Trustee shall at all times, upon reasonable notice, permit the Superintendent, the Reinsurer and the Company access, for purposes of examination, to all assets held in trust under this Agreement and to the records of the Trustee in relation thereto.

                     DIRECTION TO VEST ASSETS IN THE COMPANY

16. (a) The Trustee shall, on notice in writing from the Company accompanied by the written approval of the Superintendent, without inquiry as to the correctness of any request made by the Company, assign and deliver to the Company those assets held by it in trust that the Company specifies in its request after deduction by the Trustee of an amount equal to the aggregate of any unpaid compensation to the date of transfer and any losses, damages, expenses and costs owing to the Trustee pursuant to paragraph 18 and subparagraph 9(b) respectively.

      (b) The Company shall apply the assets assigned and delivered to it pursuant to subparagraph (a) without diminution on account of the insolvency of the Company for the following purposes only:

            (i) to pay or reimburse itself for the Reinsurer's share of any loss or liability or both, including any loss or liability on account of claims incurred but not reported, sustained by the Company for which the Reinsurer is liable under the Reinsurance Agreements; and

            (ii) to make payment to the Reinsurer of any balance of the assets in excess of the actual amount required by clause (i) above if requested by the Reinsurer.

                      DIRECTION TO VEST ASSETS IN THE SUPERINTENDENT

17.   (a)   If

            (i) the Company is no longer authorized under the Act to insure in Canada risks,

            (ii) a judgment against the Company in respect of which no further right of appeal exists remains unsatisfied for thirty (30) days, or

            (iii) a liquidator or receiver of the Company or of any part of the insurance business of the Company is appointed under the provisions of any statute or pursuant to any agreement between the Company and a third party, the Superintendent may direct the Trustee and the Trustee shall, without inquiry into the correctness of any statement of the Superintendent, assign and transfer to the Superintendent or the Superintendent's appointee all assets held in trust under the terms of this Agreement after deduction by the Trustee of an amount equal to the aggregate of any unpaid compensation to the date of transfer and any losses, damages, expenses and costs owing to the Trustee pursuant to paragraph 18 and subparagraph 9(b) respectively.

      (b) The Superintendent or his appointee shall apply the assets assigned and delivered pursuant to subparagraph (a) without diminution on account of the insolvency of the Company for the following purposes only:

            (i) to pay or reimburse the Company for the Reinsurer's share of any loss or liability or both, including any loss or liability on account of claims incurred but not reported, sustained by the Company for which the Reinsurer is liable under the Reinsurance Agreements; and

            (ii) to make payment to the Reinsurer of any balance of the assets in excess of the actual amount required by clause (i) above if requested by the Reinsurer.

                             COMPENSATION OF TRUSTEE

18. The Trustee is entitled to reasonable compensation for its services and expenses under this Agreement as may be agreed upon by the Reinsurer and the Trustee, and if no such agreement is reached, either the Reinsurer or the Trustee may on ten (10) days notice in writing apply to a court of competent jurisdiction to fix the compensation that the Reinsurer shall pay the Trustee.

                        INTEREST ON MONIES HELD IN TRUST

19. The Trustee shall pay the Reinsurer such interest on monies held in trust as is paid by the Trustee on the same or similar accounts.

                                   AMENDMENTS

20.   (a)   This Agreement may be amended only by a written agreement executed by the Company, the Reinsurer, the Trustee and the Superintendent.

      (b) The Company, the Reinsurer and the Trustee shall make those amendments to this Agreement that the Superintendent reasonably requires.

                                   TERMINATION

21. The Trustee and, subject to the prior written approval of the Superintendent, the Company or the Reinsurer may terminate this Agreement on at least thirty (30) days notice in writing to the Superintendent and the other parties specifying in the notice the date of termination. Upon the date of termination specified in the notice, the Trustee shall be discharged from any further responsibilities to carry out the terms provided in this Agreement save for its obligations under paragraph 22.

                           APPOINTMENT OF NEW TRUSTEE

22.   As soon as practicable

      (i) on the Trustee ceasing to carry on business, or refusing to act as a trustee,

      (ii) on the Trustee becoming insolvent, being deemed insolvent or admitting that it is insolvent within the meaning of any statute, or becoming (whether voluntarily or involuntarily) subject to any proceedings for its winding-up, liquidation or dissolution,

      (iii) on the Superintendent taking control of the assets of, or taking control of, the Trustee under the Trust and Loan Companies Act,

      (iv) on the Trustee defaulting in its duties or obligations or any of them hereunder and not commencing to rectify the default within thirty (30) days after written notice from another party specifying the default and requiring the Trustee to remedy the same, or

      (v)   after giving or receiving a notice under paragraph 21,

      the Reinsurer shall appoint another trust company approved by the Superintendent and authorized to act as a trustee and the Trustee shall execute all documents that the Reinsurer shall deem necessary to vest in that trust company the assets vested in trust in the Trustee and transfer in writing to that trust company all its rights and obligations under this Agreement after deduction by the Trustee of an amount equal to the aggregate of any unpaid compensation to the date of the transfer and any losses, damages, expenses and costs owing to the Trustee pursuant to paragraph 18 and subparagraph 9(b) respectively.

                                     WAIVER

23. No waiver by any party of any breach of any of the covenants, provisos, conditions, restrictions or stipulations contained in this Agreement shall take effect or be binding upon that party unless the same is expressed in writing under the authority of that party and is approved in writing by the Superintendent and any waiver so given and approved shall extend only to the particular breach so waived and shall not limit or affect any rights with respect to any other future breach.

                               FURTHER ASSURANCES

24. Each of the parties to this Agreement shall execute and deliver all such instruments and assurances and do all other acts and things as are necessary to give full effect to and carry out their respective obligations under this Agreement.

                                     NOTICES

25.   (a)   Notices under this Agreement shall be served either

            (i) personally by delivering them to the party on whom they are to be served at that party's address hereinafter given, provided such delivery shall be during the addressee's normal business hours. Personally served notices shall be deemed received by the addressees when actually delivered as aforesaid,

            (ii) by telex or facsimile (or by any other like method by which a written and recorded message may be sent) directed to the party on whom they are to be served at that party's address hereinafter given. Notices so served shall be deemed received by the addressee: i) when actually received by the addressee if received within the normal working hours of the addressee's business day; or ii) at the commencement of the next ensuing business day of the addressee following transmission thereof, whichever is the earlier, or

            (iii) by prepaid first class mail addressed to the party on whom they are to be served at that party's address hereinafter given. Notices so served shall be deemed received on the fifth
                  (5th) day following the day on which they are so mailed, provided however that if delivery by prepaid first class mail of any notice required or permitted under this Agreement is or is likely to be delayed due to interruption or suspension of the postal service because of a mail strike, slowdown or other labour dispute which might affect the delivery of the notice, then the notice shall be effective only if delivered personally or by telex or facsimile (or by any other like method by which a written and recorded message may be sent).

      (b) Unless changed by written notice to the other parties, the addresses for service of notice hereunder of each of the respective parties shall be as follows:

            Reinsurer   Allied World Assurance Company Limited
                        American International Building
                        29 Richmond Road
                        Hamilton, HM-AX Bermuda

            Company     American Home Assurance Company
                        145 Wellington Street West
                        Toronto, Ontario
                        M5J 1H8

            Trustee     Royal Trust Corporation of Canada
                        Royal Trust Tower, 12th Floor
                        77 King Street West
                        P.O. Box 7500, Station "A"
                        Toronto, Ontario
                        M5W 1P9

            Superintendent of Financial Institutions Canada
            16th Floor, Kent Square
            255 Albert Street
            Ottawa, Ontario
            K1A 0H2
            Attention:  Assistant Superintendent, Supervision
            Facsimile:  613-952-8219

                            EXECUTION IN COUNTERPART

26. This Agreement may be executed and delivered in counterpart, each of which, when so executed and delivered, shall be deemed to be an original. All counterparts together shall constitute one and the same agreement.

                               PARTIAL INVALIDITY

27. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                                 EFFECTIVE DATE

28. This Agreement shall take effect as of the date and year first above written.

                                   PROPER LAW

29. This Agreement shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

                          CONFLICTS OR INCONSISTENCIES

30. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions of the Reinsurance Agreements, the former shall in each and every instance prevail.

                                  MISCELLANEOUS

31. Paragraph headings and other headings or captions or the index or the title hereto shall not be used in construing or interpreting any provision of this Agreement or the relationship of the parties to this Agreement.

IN WITNESS WHEREOF the Reinsurer, the Company, the Trustee and the Superintendent has executed this Agreement.

ALLIED WORLD ASSURANCE COMPANY          AMERICAN HOME ASSURANCE COMPANY
LIMITED

/S/ S.G. CUBBON                         /S/ Gary McMillan
------------------------------          --------------------------------
Name              (Seal)                Name              (Seal)
S.G. CUBBON
VICE PRESIDENT/TREASURER                Chief Agent for Canada
------------------------------          --------------------------------
Title                                   Title

                                        /S/ Raymond Lui
------------------------------          --------------------------------
Name                                    Name

President & C.E.O.                      Assistant Vice President
------------------------------          --------------------------------
Title                                   Title


ROYAL TRUST CORPORATION OF CANADA       SUPERINTENDENT OF FINANCIAL
                                        INSTITUTIONS

/S/ Lydia Moffitt                       /S/ Karen Badgerow-Croteau
------------------------------          --------------------------------
Name                                    Name
Lydia Moffitt
Client Service Manager                  Karen Badgerow-Croteau
Global Services, IIS                    Managing Director
------------------------------          --------------------------------
Title                                   Title

/S/ Danny Thompson
------------------------------
Name
Danny Thompson
Director, Client Service
RBC Global Services, IIS
------------------------------
Title

SCHEDULE "A" to the Agreement made the 16th day of December, 2002 among Allied World Assurance Company Limited, American Home Assurance Company, Royal Trust Corporation of Canada, and the Superintendent of Financial Institutions Canada.

                                VESTING OF ASSETS
                          PAYABLE IN CANADIAN CURRENCY

I.    CASH

II.   BONDS, DEBENTURES AND OTHER EVIDENCES OF INDEBTEDNESS:

      a)    Government:

            (i)   Canada and Guaranteed

            (ii)  Canadian Provincial and Guaranteed

            (iii) Canadian Municipal, Public Authority, School and Parochial.

      b)    Corporate: Canadian

III.  SHARES:

      a)    Common: Canadian

      b)    Preferred: Canadian

IV.   GUARANTEED INVESTMENT CERTIFICATES

SCHEDULE "B" to the Agreement made the 16th day of December, 2002 among Allied World Assurance Company Limited, American Home Assurance Company, Royal Trust Corporation of Canada, and the Superintendent of Financial Institutions Canada

                                   DECLARATION

WHEREAS __________________________, a trust company incorporated under the laws of ________________ and having its chief office or place of business for Canada in the City of ________________, in the Province of ________________, has been appointed pursuant to the Agreement made the ____ day of _____________, 20__ among ________________, ________________, ________________, and the
Superintendent of Financial Institutions Canada (the "Agreement") as Trustee for the purposes of the Agreement.


NOW THEREFORE IT IS WITNESSED that the said Trust Company, as such Trustee, hereby acknowledges and declares that it now holds, in accordance with and subject to the terms and provisions of the Agreement, assets the total accepted values of which, as at________________, 20__, based on the values as last determined by the requirements of the Agreement, are summarized below and details in respect of which are set forth in the diskette accompanying this Declaration and that the said Trustee declares that it will continue to hold said assets under and subject to all the terms and provisions of the said Agreement.


DATED at the City of ______________ this ___ day of ______________, 20__.


                                  TRUST COMPANY

                            _________________________

    INSURANCE COMPANY                                       ACCEPTED VALUE
     INSTITUTION CODE           FULL COMPANY NAME          BOOK        MARKET
     ----------------           -----------------          ----        ------


                              CONSENT TO ASSIGNMENT

TO:   ROYAL TRUST CORPORATION OF CANADA (THE "ASSIGNOR")

RE: TRANSFER OF THE INSTITUTIONAL INVESTOR SERVICES BUSINESS TO RBC DEXIA INVESTOR SERVICES TRUST IN CONNECTION WITH THE JOINT VENTURE TRANSACTION TO BE COMPLETED BETWEEN ROYAL BANK OF CANADA AND DEXIA BANQUE INTERNATIONALE A LUXEMBOURG (THE "TRANSACTION")
--------------------------------------------------------------------------------

Subject to completion of the Transaction, the undersigned hereby consents to the assignment by the Assignor of all of its rights, title, benefit and interest in, to and under all of the agreements entered into between the undersigned and the Assignor prior to the Closing Date (as defined below) and described in Schedule "A" attached hereto (collectively, the "AGREEMENTS") to a new trust company to be formed under the laws of Canada, RBC Dexia Investor Services Trust, ("RBC DEXIA TRUST") and an assumption by RBC Dexia Trust of all of the Assignor's obligations and liabilities thereunder in accordance with the terms of the Agreements, from and after the closing date of the Transaction (the "CLOSING DATE").

With effect from the Closing Date, the Agreements shall be read and construed as if all references to the Assignor were deleted and replaced by references to RBC Dexia Trust and all other terms, conditions, covenants and obligations under the Agreements shall continue in full force and effect, unamended by this assignment and assumption.

This Consent shall be conditional upon and effective as of the Closing Date.

Dated this 27th day of April, 2006.



      ALLIED WORLD ASSURANCE COMPANY, LTD

BY:      /s/ Marchelle D. Lewis
         ---------------------------
NAME:    Marchelle D. Lewis
TITLE:   V.P. & Treasurer

                                  SCHEDULE "A"

Foreign Reinsurance Trust Agreement dated December 16, 2002 between Allied World Assurance Company Limited and American Home Assurance Company and Royal Trust Corporation of Canada and The Superintendent of Financial Institutions


                                  Page 2 of 2